EXHIBIT 99.2


                              SETTLEMENT AGREEMENT


         THIS AGREEMENT is made and entered into this 8th day of November, 2002, (the "Effective Date") by and between Vascular Solutions, Inc., a Minnesota Corporation having an office at 2495 Xenium Lane North, Minneapolis, Minnesota ("VSI") and Datascope Corp., a Delaware corporation having an office at 14 Philips Parkway, Montvale, New Jersey 07645 ("Datascope").

         WHEREAS, Datascope has filed an action in the U.S. District Court for the District of Minnesota, Case No. 00-1639 JMR/FLN, against VSI alleging that VSI's Duett products and their use infringe one or more claims of U.S. Patent No. 5,725,498 (the `498 patent") ("Minnesota Action");

         WHEREAS, VSI has alleged that the `498 patent is unenforceable, invalid and not infringed (the "Minnesota Counterclaims"); and

         WHEREAS, Datascope and VSI desire to enter into an agreement and license to settle the Minnesota Action and the Minnesota Counterclaims upon the terms and conditions set forth herein.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:


                              Part 1 - Definitions
                              ------   -----------

         1.1 "Datascope's Patents" shall mean U.S. Patent Nos. 5,725,498; 5,741,223; 5,830,130; 5,391,183; 5,437,631; 5,591,204; and 5,948,425, and any
reissues, reexaminations, extensions thereof or any divisional or continuation applications thereof, or continuation-in-part patent applications thereof entitled to the benefit of a filing date prior to the Effective Date, any patents issuing thereon, and all corresponding foreign patents heretofore or hereafter issued.

         1.2 "Licensed Product" shall mean the following:

                  (i) the Duett 1000 vascular closure device as it presently exists and is marketed and sold by VSI as of the Effective Date of the Agreement (Exhibit A); and

                  (ii) the Diagnostic Duett vascular closure device as it presently exists and is marketed and sold by VSI as of the Effective Date of the Agreement (Exhibit B); and

                  (iii) the Duett Pro vascular closure device as it presently exists and is marketed and sold by VSI as of the Effective Date of the Agreement (Exhibit C); and

                  (iv) the Diagnostic Duett Pro vascular closure device as it presently exists and is marketed and sold by VSI as of the Effective Date of the Agreement (Exhibit D); and


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                  (v) any variation of the products described in (i), (ii),
(iii) or (iv) that does not change the method of operation or use of the products or their components, as described in the current Instructions for Use (Exhibits A-D) for the products. In addition, the average viscosity of the procoagulant mixture in any variations of the above four products may not differ by more than five percent (5%) from the average viscosity of the procoagulant mixture presently used in the above four products. Further, VSI represents: (a) that the present products described in 1.2(i) and 1.2(iii) have a viscosity of between 30 and 100 Centipose (mPas) when measured at ninety eight (98(degree)) degrees F plus or minus two (2(degree)) degrees with a Brookfield Digital Viscometer Model DV-E in accordance with its Instructions for Use; and (b) the present products described in 1.2(ii) and 1.2(iv) have a viscosity of between 100 and 800 Centipose (mPas) when measured at ninety eight (98(degree)) degrees F plus or minus two (2(degree)) degrees with a Brookfield Digital Viscometer Model DV-E in accordance with its Instructions for Use.

         1.3 "Affiliates" shall mean any corporation or other entity which, as of the Effective Date, directly or indirectly owns, is owned by or is under common ownership with a party to this Agreement to the extent of at least fifty percent (50%) of the equity having the power to vote on or direct the affairs of the corporation or other entity. Any such corporation or other entity shall be deemed to be an Affiliate only so long as such ownership or control exists.


                      Part 2 - Releases and License Grants
                      ------   ---------------------------

         2.1 Datascope hereby releases VSI and its Affiliates and the customers thereof from liability for any claim of patent infringement Datascope has or may have in respect of any Licensed Product.

         2.2 Datascope hereby grants to VSI and its Affiliates an irrevocable, worldwide, non-exclusive license, without the right to grant sublicenses, under Datascope's Patents to make, use, sell and offer to sell Licensed Products.

         2.3 Each party hereto hereby releases the other and its Affiliates (and its respective officers, directors, employees, agents, and attorneys) from any and all liabilities, claims, causes of action and damages arising from actions of VSI and/or Datascope prior to the Effective Date hereof, under or in connection with VSI's Counterclaims, filed in the Minnesota Action.

         2.4 VSI and its Affiliates hereby acknowledge that the use of the Licensed Products infringes at least one claim of the Datascope Patents referenced above. Further, VSI acknowledges that the Datascope Patents referenced above are valid and enforceable, and that it is precluded from challenging, directly or indirectly, the validity or enforceability of these patents in any court or tribunal or in the United States Patent and Trademark Office.


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                             Part 3 - Consideration
                             ------   -------------

         3.1 In consideration of dismissal of the Minnesota Action and in further consideration of this Agreement, and immediately upon its execution, VSI shall pay Datascope Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000).


                   Part 4 - Dismissal of the Minnesota Action
                   ------   ---------------------------------

         4.1 Upon Execution of this Agreement, the parties will stipulate to a dismissal with prejudice of all claims and counterclaims in substantially the form attached hereto as Appendix A hereof. Datascope will submit the stipulated dismissal to the court in the Minnesota Action. Datascope and VSI agree to perform all reasonable acts necessary to effect entry of the stipulated dismissal by the Court.

                    Part 5 - Representations and Warranties
                    ------   ------------------------------

         5.1 Each party hereto hereby represents and warrants:

                  (i) that each party has the right to enter into this Agreement, to grant the releases and rights granted herein and does not require the consent of any third party to grant the releases and rights granted herein;

                  (ii) that each party is not currently engaged in, nor will it engage in, any activity which would in any manner be inconsistent with the releases and rights granted herein;

                  (iii) that the execution and delivery of this Agreement by each party has been duly and validly authorized by all necessary action on the part of each party and any party from whom it derives its rights and that, assuming valid execution by each party, this Agreement is a valid and binding obligation of each party enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and rules or laws concerning equitable remedies; and,

                  (iv) that execution and delivery of this Agreement by each party, or compliance with the terms and provisions hereof, will not breach any statute or regulation of any governmental authority or conflict with or breach any judgment, order, injunctive decree, or ruling of any court or governmental authority, domestic or foreign, to which each party is subject or of the articles or by-laws of each party.


                                Part 6 - Marking
                                ------   -------

         6.1 After exhausting existing inventories of Licensed Product and labels therefor, if any, VSI shall use reasonable efforts to promptly comply with 35 U.S.C. ss. 287 by


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marking, and/or by causing its Affiliates to mark, all Licensed Products with the patent numbers of Datascope's Patents which cover the Licensed Products in question.


                      Part 7 - Term and Early Termination
                      ------   --------------------------

         7.1 Unless sooner terminated as herein provided, this Agreement shall continue in full force and effect commencing with the Effective Date until the expiration of the last-to-expire of Datascope's Patents.


                          Part 8 - General Provisions
                          ------   ------------------

         8.1 Neither party shall unreasonably withhold its consent or agreement when such consent or agreement is required hereunder or is requested in good faith by the other party hereunder.

         8.2 This Agreement is unassignable by either party except with the prior written consent of the other and except that it may be assigned without consent to a corporate successor of VSI or Datascope or to a person or corporation acquiring all or substantially all of the business and assets of the division or divisions of VSI or Datascope involved in the sale of Licensed Products. Any such corporate successor or acquiring party shall be bound to VSI or Datascope in the same manner and to the full extent each party is bound to the other hereunder.

         8.3 All notices to be given by each party to the other shall be made in writing, transmitted via facsimile and confirmed by U.S. Post Office Registered or Certified Mail, return receipt requested, and addressed, respectively, to the parties at the following addresses, or to such other address as the parties hereafter agree to:

                  To VSI:
                  ------

                           Chief Executive Officer
                           Vascular Solutions, Inc.
                           2495 Xenium Lane North
                           Minneapolis, Minnesota 55441

                                 Facsimile No. (763) 656-4250

                  with copies to:

                           Mark Briol
                           Briol & Associates
                           3700 IDS Center
                           80 S. Eighth Street
                           Minneapolis, MN 55402

                                 Facsimile No. (612) 337-5151


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                  To Datascope:
                  ------------

                           Corporate Counsel
                           Datascope Corp.
                           14 Philips Parkway
                           Montvale, New Jersey 07645

                                 Facsimile No. (201) 307-5414


                  with copies to:

                           Edward Laine
                           Oppenheimer Wolff & Donnelly LLP
                           3400 Plaza VII Building
                           45 South Seventh Street
                           Minneapolis, Minnesota 55402

                                 Facsimile No. 612-607-7100

Each notice shall be effective as of its first date of receipt by the receiving party.

         8.4 This Agreement constitutes the entire agreement between the parties and supersedes all written or oral prior agreements or understandings. No variation or modification of the terms or provisions of this Agreement shall be valid unless in writing and signed by the parties hereto.

         8.5 No rights or licenses are granted by VSI under this Agreement to Datascope, or by Datascope to VSI, either expressly or by implication, except those specifically set forth herein.

         8.6 All matters affecting the interpretation, validity and performance of this Agreement shall be governed by the laws of the state of Minnesota applicable to agreements made and to be performed wholly within Minnesota, but the scope and validity of Datascope's Patents shall be governed by the applicable laws of the country granting the patent in question.

         8.7 The captions herein are solely for convenience of reference and shall not affect the construction or interpretation of this Agreement.

         8.8 The covenants, terms and provisions of this Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         8.9 This Agreement may be executed separately or independently in any number of counterparts, each and all of which together shall be deemed to have been executed simultaneously and for all purposes to be one Agreement. Facsimile signatures shall constitute original, binding signatures.


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         8.10 Waiver by VSI or Datascope of any single default or breach or succession of defaults or breaches by the other shall not deprive VSI or Datascope of any right to terminate this Agreement arising out of any subsequent default or breach.

         IN WITNESS WHEREOF, VSI and Datascope have caused this Agreement to be executed in duplicate by their respective duly authorized officers.



VASCULAR SOLUTIONS, INC.                    DATASCOPE CORP.


/s/ Howard C. Root                          /s/ S. Arieh Zak
------------------------------------        ------------------------------------
Signature                                   Signature

Howard C. Root                              S. Arieh Zak
------------------------------------        ------------------------------------
Printed Name                                Printed Name

Chief Executive Officer                     Vice President & Corporate Counsel
------------------------------------        ------------------------------------
Title                                       Title

November 26, 2002                           November 8, 2002
------------------------------------        ------------------------------------
Date                                        Date


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